UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2024

Central Index Key Number of the issuing entity: 0002036193

BANK 2024-BNK48

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-09	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 9, 2024 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the BANK 2024-BNK48, Commercial Mortgage Pass-Through Certificates, Series 2024-BNK48 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of October 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), (iii) the RR Interest and (iv) the Class SOHO Certificates (collectively, the “Loan-Specific Certificates”).

The Publicly Offered Certificates, the Privately Offered Certificates, the Loan-Specific Certificates and the SOHO-RR Interest will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 40 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”) and one subordinate companion loan (the “Trust Subordinate Companion Loan”). Certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of September 27, 2024, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of September 27, 2024, between the Registrant and CREFI; certain of the Mortgage Loans and the Trust Subordinate Companion Loan will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of September 27, 2024, between the Registrant and JPMCB; certain of the Mortgage Loans will be acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of September 27, 2024, between the Registrant and GSMC; certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of September 27, 2024, between the Registrant and Wells Fargo; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of September 27, 2024, between the Registrant and BANA; and certain of the Mortgage Loans will be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated as of September 27, 2024, between the Registrant and NCB.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Soho Grand & The Roxy Hotel	N/A	Exhibit 99.8
Poindexter Industrial Portfolio	N/A	Exhibit 99.9
VISA Global HQ	N/A	Exhibit 99.10
Grapevine Mills	Exhibit 4.2	Exhibit 99.11
Hilton La Jolla Torrey Pines	N/A	Exhibit 99.12
20 & 40 Pacifica	Exhibit 4.3	Exhibit 99.13
900 North Michigan	Exhibit 4.4	Exhibit 99.14
Marriott Myrtle Beach Grande Dunes Resort	Exhibit 4.2	Exhibit 99.15
610 Newport Center	Exhibit 4.2	Exhibit 99.16
Newport Centre	N/A(1)	Exhibit 99.17
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association as a primary servicer with respect to eleven (11) mortgage loans, representing approximately 42.0% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of October 1, 2024 and attached hereto as Exhibit 99.18, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—Summary of the Midland Primary Servicing Agreement” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans and the Trust Subordinate Companion Loan will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of September 27, 2024, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of September 27, 2024, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, (iii) the sale of the Loan-Specific Certificates by the Registrant to J.P. Morgan Securities LLC (in such capacity, the “Loan-Specific Initial Purchaser”), pursuant to a Certificate Purchase Agreement, dated as of September 27, 2024, between the Registrant, the Loan-Specific Initial Purchaser, as initial purchaser, and JPMCB, (iv) the transfer of the RR Interest by the Registrant to CREFI (in such capacity, the “Retaining Party”), pursuant to a RR Interest Transfer Agreement, dated as of September 27, 2024, between the Registrant and the Retaining Party, and (v) the transfer of the SOHO-RR Interest by the Registrant to JPMCB, pursuant to a SOHO-RR Interest Transfer Agreement, dated as of September 27, 2024, between the Registrant and JPMCB. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates, the Loan-Specific Certificates, the RR Interest and the SOHO-RR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates, the Mortgage Loans and the Trust Subordinate Companion Loan are more particularly described in the Prospectus, dated September 27, 2024 and filed with the Securities and Exchange Commission on October 1, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-259741) was originally declared effective on November 3, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of September 27, 2024, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Company, LLC, Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of October 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, as NCB master servicer and NCB special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of August 1, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Argentic Services Company LP, as general special servicer, National Cooperative Bank, as NCB master servicer and NCB special servicer, Computershare Trust Company, National Association as certificate administrator and trustee, Deutsche Bank National Trust Company, as NCB co-trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.3	Pooling and Servicing Agreement, dated as of July 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, and Computershare Trust Company, National Association as certificate administrator and trustee.
4.4	Pooling and Servicing Agreement, dated as of August 1, 2024, between Barclays Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 27, 2024.
99.1	Mortgage Loan Purchase Agreement, dated as of September 27, 2024, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of September 27, 2024, between Morgan Stanley Capital I Inc. and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated as of September 27, 2024, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of September 27, 2024, between Morgan Stanley Capital I Inc. and Goldman Sachs Mortgage Company.
99.5	Mortgage Loan Purchase Agreement, dated as of September 27, 2024, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.

99.6	Mortgage Loan Purchase Agreement, dated as of September 27, 2024, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.7	Mortgage Loan Purchase Agreement, dated as of September 27, 2024, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A.
99.8	Agreement Between Note Holders, dated as of September 17, 2024, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder and JPMorgan Chase Bank, National Association as initial note B holder, relating to the Soho Grand & The Roxy Hotel Whole Loan.
99.9	Co-Lender Agreement, dated as of September 16, 2024, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, Citi Real Estate Funding Inc., as initial note A-2 holder, Citi Real Estate Funding Inc., as initial note A-3 holder and Citi Real Estate Funding Inc., as initial note A-4 holder, relating to the Poindexter Industrial Portfolio Whole Loan.
99.10	Agreement Between Note Holders, dated as of August 29, 2024, by and between Bank of America, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder and initial note A-1-4 holder, and Bank of America, N.A., as initial note A-2-1 holder and initial note A-2-2 holder, relating to the VISA Global HQ Whole Loan.
99.11	Agreement Between Note Holders, dated as of June 17, 2024, by and between Wells Fargo Bank, National Association, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, JPMorgan Chase Bank, National Association, as note A-2-1 holder, note A-2-2 holder, note A-2-3 holder and note A-2-4 holder, and Bank of Montreal, as note A-3-1 holder, note A-3-2 holder and note A-3-3 holder, relating to the Grapevine Mills Whole Loan.
99.12	Agreement Between Note Holders, dated as of July 17, 2024, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and note A-4 holder, Barclays Capital Real Estate Inc., as initial note A-12 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Hilton La Jolla Torrey Pines Center Whole Loan.
99.13	Agreement Between Note Holders, dated as of June 20, 2024, by and between Wells Fargo Bank, National Association, as note A-1 and note A-2 holder, and JPMorgan Chase Bank, National Association, as note A-3 and note A-4 holder, relating to 20 & 40 Pacifica Whole Loan.
99.14	Agreement Between Note Holders, dated as of August 2, 2024, by and among Goldman Sachs Bank USA, as initial note A-1 holder, Goldman Sachs Bank USA, as initial note A-2 holder, and Goldman Sachs Bank USA, as initial note A-3 holder, relating to the 900 North Michigan Whole Loan.
99.15	Agreement Between Note Holders, dated as of July 2, 2024, by and between Wells Fargo Bank, National Association, as note A-1 holder, and JPMorgan Chase Bank, National Association, as note A-2 holder, relating to the Marriott Myrtle Beach Grande Dunes Resort Whole Loan.
99.16	Agreement Between Note Holders, dated as of July 9, 2024, by and between Wells Fargo Bank, National Association, as note A-1 holder and note A-2 holder, and JPMorgan Chase Bank, National Association, as note A-3 holder and note A-4 holder, relating to the 610 Newport Center Whole Loan.
99.17	Agreement Between Note Holders, dated as of October 1, 2024, by and among German American Capital Corporation, as note A-1-1 holder, note A-1-2 holder, note A-1-3 holder and note A-1-4 holder, and Goldman Sachs Bank USA, as note A-2-1 holder, note A-2-2 holder and note A-2-3 holder, relating to the Newport Centre Whole Loan.
99.18	Primary Servicing Agreement, dated as of October 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	President

Dated: October 1, 2024

BANK 2024-BNK48 – Form 8-K